EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended March 9, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Apr 2007 – Mar 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-0.6%	0.0%	0.8%	-11.6%	-4.4%	3.9%	4.7%	3.9%	12.2%	-17.5%	0.4	0.5
B**	-0.6%	0.0%	0.6%	-12.1%	-5.0%	3.2%	N/A	3.2%	12.2%	-19.1%	0.3	0.4
Legacy 1***	-0.5%	0.0%	1.2%	-9.7%	-2.6%	N/A	N/A	-2.6%	10.6%	-14.2%	-0.2	-0.3
Legacy 2***	-0.6%	0.0%	1.2%	-10.1%	-3.0%	N/A	N/A	-3.0%	10.6%	-14.5%	-0.2	-0.4
Global 1***	-0.5%	0.0%	1.4%	-9.4%	-3.9%	N/A	N/A	-3.9%	9.9%	-14.1%	-0.4	-0.5
Global 2***	-0.5%	0.0%	1.3%	-9.6%	-4.3%	N/A	N/A	-4.3%	9.9%	-14.8%	-0.4	-0.5
Global 3***	-0.6%	0.0%	1.0%	-11.1%	-6.0%	N/A	N/A	-6.0%	9.9%	-18.8%	-0.6	-0.7

S&P 500 Total Return Index****	0.1%	0.4%	9.5%	5.5%	22.3%	1.4%	3.8%	1.4%	19.0%	-50.9%	0.2	0.1
Barclays Capital U.S. Long Gov Index****	-1.0%	-1.4%	-3.4%	25.9%	8.2%	9.8%	8.7%	9.8%	12.6%	-12.3%	0.8	1.4

*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	35%					33%
Energy	19%	Long	Brent Crude Oil	3.8%	Long	18%	Long	Brent Crude Oil	3.8%	Long
			Gas Oil	3.6%	Long			Gas Oil	3.4%	Long
Grains/Foods	9%	Long	Soybeans	1.4%	Long	9%	Long	Soybeans	1.4%	Long
			Cotton	1.3%	Short			Coffee	1.2%	Short
Metals	7%	Long	Gold	1.9%	Long	6%	Long	Gold	2.0%	Long
			Copper	1.5%	Long			Copper	1.3%	Long
FINANCIALS	65%					67%
Currencies	28%	Short $	Euro	3.9%	Short	29%	Short $	Euro	4.2%	Short
			Australian Dollar	2.1%	Long			Australian Dollar	2.2%	Long
Equities	20%	Long	S&P 500	3.7%	Long	20%	Long	S&P 500	3.9%	Long
			Dax Index	2.3%	Long			Dax Index	2.3%	Long
Fixed Income	17%	Long	Bunds	6.4%	Long	18%	Long	Bunds	6.6%	Long
			Long Gilts	1.5%	Long			Long Gilts	1.5%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas prices plunged almost to 10-year lows as ongoing mild temperatures in the U.S. reduced demand.   Crude oil markets fell sharply as elevated inventories and concerns about global economic growth put pressure on prices.  Crude oil losses were erased by week-end as a bullish U.S. employment report supported forecasts for stronger industrial demand.

Grains/Foods
Wheat markets fell nearly 5% as speculators believed precipitation in the U.S. Great Plains region will help boost harvests.  Recent declines in the sugar markets continued as slow economic growth globally may cause supplies to continue to outpace demand.   U.S. dollar strength also drove grains/foods prices lower.

Metals
Copper prices slid in excess of 1% after reports China had revised its annual economic growth target lower.  Data which showed declines in European manufacturing also put pressure on base metals prices.  Gold markets were higher due to reports U.S. Federal Reserve officials were considering a new type of stimulus program.

Currencies
The U.S. dollar rallied following a bullish U.S. employment report.  The euro moved lower against counterparts on belief other, smaller European nations will need to begin debt-restructuring plans similar to Greece.  The Japanese yen weakened due to beliefs the Bank of Japan may be considering further monetary easing.

Equities
European equity markets finished lower due to losses incurred because of slowing Chinese growth and Greek debt concerns.  U.S. equity markets experienced mixed results as early-week losses were predominantly offset by strong gains fostered by bullish employment data.

Fixed Income
German Bund markets declined as intraweek equity market rallies and optimism surrounding the new Greek debt deal reduced demand for safe-haven assets.  U.S. Treasury markets also moved lower as investors shifted their focus towards riskier assets amidst an improved outlook for the global economy.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.